UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 10, 2021

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, 32nd Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 626-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Independent Director

Chimera Investment Corporation (the “Company”) announced today that Kevin G. Chavers has been appointed to the Company’s Board of Directors (the “Board”).  Mr. Chavers will serve as Chair of the Compensation Committee and on the Risk Committee of the  Board .

Mr. Chavers will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2021.

Mr. Chavers has entered into the Company’s standard indemnification agreement, a copy of which is filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2015.  There are no other arrangements or understandings between Mr. Chavers and any other person pursuant to which he was appointed to the Board.  There are also no family relationships between Mr. Chavers and any director or executive officer of the Company and Mr. Chavers does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release (the “Press Release”) announcing the matters described under Item 5.02 above is attached hereto and furnished as Exhibit 99.1.

The Press Release is being furnished pursuant to Item 7.01, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION

Date: June 10, 2021	By:	/s/ Phillip J. Kardis II
	Name:	Phillip J. Kardis II
	Title:	Chief Legal Officer and Secretary